                                                                    May 1, 2001
[PHOTO]

Dear Shareholder:

  The net asset value for The Zweig Fund, Inc. decreased 14.0% for the three months ended March 31, 2001, including the $0.27 distribution paid on January 10, 2001. During the same period, the S&P 500 Index lost 11.9%, including dividends. Diversified stock funds declined an average of 13.1% during the quarter, according to Lipper Inc. Our Fund's equity exposure during the quarter averaged 95%.

  While I am disappointed by the Fund's performance, I believe that our aggressive market posture will pay off in the long run. We increased our equity exposure gradually to 97% following the Federal Reserve's surprise 50-basis-point interest rate cut on January 3, 2001. Since then, there have been three additional Fed cuts. As I always say, "Don't fight the Fed." Historically, as I will point out in more detail later in this report, stocks have enjoyed considerably above-average returns following significantly reduced rates by the Fed. At the time of this writing, the Fund shows a positive return of 8.0% since the start of the second quarter on April 1, 2001.


                             DISTRIBUTION DECLARED

  On March 19, 2001, the Fund declared a distribution of $0.22 payable on April 26, 2001 to shareholders of record on April 12, 2001. Including this distribution, our total payout since the Fund's inception is now $16.33.


                                MARKET OUTLOOK

  It was a brutal first quarter for the stock markets. The Nasdaq tumbled 25.5%, its worst first quarter ever. The Dow fell 8.4%, its worst first quarter since 1978, and the S&P 500 dropped 11.9%, its worst quarter since the third quarter of 1990.

  What we witnessed in the quarter was the breaking of the speculative bubble built up in technology and Internet stocks during the previous year or two. The economy started to slow down in the third quarter of last year and decelerated in the fourth quarter. Earnings totally "hit the wall." Analysts were shocked by the magnitude of the earnings drop in the first quarter and probably in the second as well. While the market rallied on the first Fed cut on January 3, it chose to ignore the second cut on January 31 and suffered severely over the next six or seven weeks. I think the market overdid it and is now responding to subsequent Fed cuts.

  The market is like a pendulum. You swing it enough times one way and it's bound to bounce back the other way. The insanity got so high in areas like technology in 1999 and 2000 that the flip side was inevitable. Also, we saw a tremendous number of margin calls as many people who bought on margin were wiped out and had to sell. That's what happens when people get too greedy. The market goes way above where it should have gone. Then you get that "cleansing," which carries it below where it should have gone. That was part of the problem we faced in the first quarter.

  In a recent Barron's article, I cited 13 time-tested indicators that seem to say we might be in a recession, and I have since come up with six more. While we may be in a recession, it is 100% certain that we are experiencing a significant economic slowdown. The gross national product was growing at a 6% rate early last year, but the fourth-quarter rate was only plus 1% and may still be revised downward. Currently, we are probably not doing much better.

  However, I do not consider that bad news. Actually it is good news. The average lead time between the Fed's third cut (which came on March 20) and the end of nine postwar recessions is just 2.7 months. Even if you were to stretch it out a bit, the economy should be turning around by midyear. What's more, six months after four postwar rate cuts (which we have already seen this year), the Dow was up 16.1% on average and a year later was 26.7% higher on average. Every single case was up--there were no exceptions. So, there's reason for hope amid the gloom.

  We are definitely in an earnings recession. Since 1992, the S&P 500's profit growth has averaged 11.5% a year compared with 7.1% over the past four decades. This year's first-quarter earnings are forecast to fall by more than 9%. That would be the sharpest quarterly drop since the 1990-91 recession. Surprisingly, this is another bullish factor. The market has gone up 15.8% a year on average when the year-to-year change in S&P earnings is negative. Because the market is a discounting mechanism, it is always looking ahead. It does not do too well when profits are too good. That's when inflation heats up, the Fed starts to hike rates, and the market goes down as we saw happen last year.

  Another positive market indicator is the fact that we saw bears featured recently on the covers of Time, Newsweek, and U.S. News & World Report. When popular magazines that are not huge on business news run such covers, it is a pretty good indication that all the bad news is already out there. Remember that the market is a discounting mechanism so the bad news is already reflected in the market. It is significant that these covers appeared just about when the markets bottomed in mid-March. Historically, when we have had two bear covers within a month or so, the Dow has gone up 23% in the following year. It was up every time. Here, having three such covers, we managed to get a clean sweep. You could also add Business Week, The Economist, the front page of The New York Times business section, and covers of magazines I never heard about. Bears were everywhere.

  Stocks on average today are still trading at what some consider relatively high multiples of their earnings. The price/earnings ratio of the S&P 500, based on the preceding 12 months earnings, is currently around 22x. This is far below the levels hit during the recent boom but well above the 14 or 15 multiples at the bottoms of some other bear markets. The P/E of the Dow is around 20x, a little below that of the S&P. I don't think that the P/Es are excessive because inflation is low.

  When inflation was running at something like 9% or higher in the late 1970s and early 1980s, the P/E ratio on the Dow was around 8x. Based on a recent study I made of the relationship between inflation and P/E ratios, that figure is about right. However, when inflation is around 4%, the P/E should be about 20x. With inflation at 2%, it should be around 23x. We are now running at about 2.9% inflation, somewhere between the two inflation levels and the P/Es are between 20x and 23x--which I do not consider high at all.

  In addition, I should add that the capital gains tax is part of the P/E equation. The current rate is 20%, equal to the lows it has been at anytime since World War II. P/Es should be higher when capital gains taxes are lower. Given the extreme, if capital gains were taxed at 100%, no one would want to own stocks. If the rate were lowered to near zero, no one would invest in a savings account when you have a better chance of making money in the market. So, the lower the capital gains tax, the higher the P/Es. I have tested this proposition, and it actually works that way. When the capital gains tax went above 35%, the Dow's P/E averaged 11.7x. When the tax was 20% or less, the Dow's P/E has averaged 15.1x.

  The dividend yield on the S&P 500 at the end of 1968, when stocks were near their highs after the run-up, was nearly 3%. Today's average dividend yield is only about 1.2%. However, I do not consider this a matter of concern. Either because their earnings were reduced or because they prefer using the money to buy back their own stocks, companies just aren't paying out dividends the way they used to. Earnings are important, but I don't think dividend payment rates are necessarily significant.

  Only 21 companies went public in the first quarter compared with 123 a year ago. At least 80 companies canceled or postponed action. I consider these figures bullish. Too much new stock coming to market hurts the market because it increases supply. When the supply dries up, it gives the bulls a chance. Also, too many dubious companies entered the market in the past couple of years, a sign that trouble was brewing. Now only a quality offering can make the grade. When you get only quality offerings and few misfits, it is a bullish indicator.

  Some market analysts say we won't see a long-term market rally until there is a so-called capitulation by many investors who lose faith and sell out all their holdings. People panicked at the bottoms of 1987, 1990, and 1998. It is a good sign when people finally give up and walk away because it means more cash is on the sidelines. Stock funds saw net withdrawals of $3.1 billion in February, the first withdrawal from stock funds since August 1998. March projections point to another $9.7 billion of net withdrawals. There has been more than $100 billion unwinding of margin debt, and hedge funds are holding a great deal of short sales and lots of cash. We have seen nothing but capitulation in the last few months.

  I am not overly concerned about the so-called negative wealth effect on the market and the economy. It's true that the stock market is a much bigger part of the economy with more than 50% of households owning stocks or mutual funds. Many of these investors feel a lot poorer now. However, the wealth effect historically has been very small relative to the income effect. The stock market drop will sober people up, reduce some forms of spending, and abet the economic slowdown. It is not the end of the world by a long shot.

  Summing up, the market positives include the already mentioned four Fed rate cuts, the bear magazine covers, and the capitulation of the margin holders and the mutual fund owner. We have already seen the extremes of market pessimism. As a consequence, my monetary and sentiment indicators are about as favorable as they can get.

  On the negative side, there is always a chance of something like a sudden war that doubles prices. I have no way to predict that. Other risks are the normal ones like inflation coming back--which is not realistic near term--and the Fed overstimulating and overheating the economy. There is no way the Fed is going to tighten in the near future because of inflation. I would forget that risk for the moment, although it might rise in the future. The other risk is of extreme deflation and something worse than a recession like we have seen in Japan. It is just not going to happen. Our banking system is fine, our economy is not gridlocked like Japan's, and the Fed is on the case.

  With the market positives far outweighing the potential negatives, our market stance is bullish.


                             PORTFOLIO COMPOSITION

  Aside from minor changes in percentages held, our leading industry groups on March 31 were unchanged from the year-end listing. They included financial services, technology, health care, energy, retailing, and telecommunications. We added to our holdings in the financial services and energy areas, and the retailing sector held up well.

  Our leading individual positions at the end of the first quarter included General Electric, Pfizer, Microsoft, Exxon Mobil, Wal-Mart, Citigroup, Tyco, Merck, Bristol Myers, and American International Group.

  The only new company in the above listing is Microsoft, which had good relative performance and is up for the year. Cisco, which is no longer in the group, declined in value.

             Sincerely,
             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                            OUR PRIVACY COMMITMENT

  The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

  We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

 . Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

 . Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

  We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal
Information

  We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

  We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

                              THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS
                                 March 31, 2001
                                  (Unaudited)

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------

Common Stocks                                   94.48%
Aerospace & Air Transport                        1.79%
  Boeing Co...........................................   76,900    $  4,284,099
  Southwest Airlines Co...............................  140,000       2,485,000
  United Technologies Corp............................   35,000       2,565,500
                                                                   ------------
                                                                      9,334,599
                                                                   ------------
Automotive                                       1.26%
  Ford Motor Co.......................................  105,000       2,952,600
  General Motors Corp.................................   70,000       3,629,500
                                                                   ------------
                                                                      6,582,100
                                                                   ------------
Building & Forest Products                       0.84%
  Cemex S.A. de CV, ADR...............................   70,000       1,505,000
  International Paper Co..............................   80,500       2,904,440
                                                                   ------------
                                                                      4,409,440
                                                                   ------------
Chemicals                                        1.52%
  Dow Chemical Co.....................................   98,000       3,093,860
  E. I. du Pont de Nemours & Co.......................   80,500       3,276,350
  Praxair, Inc........................................   35,000       1,562,750
                                                                   ------------
                                                                      7,932,960
                                                                   ------------
Commercial Services                              0.79%
  Modis Professional Services, Inc....................  139,900(a)      643,540
  Omnicom Group, Inc..................................   42,000       3,480,960
                                                                   ------------
                                                                      4,124,500
                                                                   ------------
Consumer Products                                3.55%
  Adolph Coors Co., Class B...........................   35,000       2,290,400
  Anheuser-Busch Cos., Inc............................   35,000       1,607,550
  Coca-Cola Co........................................   87,500       3,951,500
  Kimberly-Clark Corp.................................   70,000       4,748,100
  Leggett & Platt, Inc................................   70,000       1,346,100
  PepsiCo, Inc........................................  105,000       4,614,750
                                                                   ------------
                                                                     18,558,400
                                                                   ------------
Electronics -- Electrical                        3.44%
  General Electric Co.................................  350,000      14,651,000
  Jabil Circuit, Inc..................................   52,400(a)    1,132,888
  Sanmina Corp........................................   35,000(a)      684,687
  Solectron Corp......................................   77,000(a)    1,463,770
                                                                   ------------
                                                                     17,932,345
                                                                   ------------

                                                    Number of
                                                     Shares        Value
                                                    ---------   ------------

Engineering & Machinery                       0.97%
  Ingersoll-Rand Co................................   87,500    $  3,474,625
  SPX Corp.........................................   17,500       1,588,300
                                                                ------------
                                                                   5,062,925
                                                                ------------
Financial Services                           17.63%
  ACE Ltd..........................................   69,900       2,569,524
  Allstate Corp....................................  124,100       5,204,754
  American Express Co..............................   70,000       2,891,000
  American International Group, Inc................   98,000       7,889,000
  Bank of America Corp.............................  105,000       5,748,750
  Bank of New York Co., Inc........................   70,000       3,446,800
  Citigroup, Inc...................................  210,000       9,445,800
  Fannie Mae.......................................   52,500       4,179,000
  FleetBoston Financial Corp.......................   70,000       2,642,500
  Freddie Mac......................................  115,500       7,487,865
  H & R Block, Inc.................................   52,500       2,628,150
  Household International, Inc.....................   70,000       4,146,800
  J.P. Morgan Chase & Co...........................  147,050       6,602,545
  KeyCorp..........................................   70,000       1,806,000
  Knight Trading Group, Inc........................  105,000(a)    1,535,625
  Lehman Brothers Holdings, Inc....................   70,000       4,389,000
  Marsh & McLennan Cos., Inc.......................   35,000       3,326,050
  Merrill Lynch & Co., Inc.........................   70,000       3,878,000
  Morgan Stanley Dean Witter & Co..................   66,500       3,557,750
  SouthTrust Corp..................................   42,000       1,921,500
  Washington Mutual, Inc...........................  122,500       6,706,875
                                                                ------------
                                                                  92,003,288
                                                                ------------
Health Care                                  11.89%
  Amgen, Inc.......................................   80,400(a)    4,839,075
  Baxter International, Inc........................   17,500       1,647,450
  Bristol-Myers Squibb Co..........................  132,800       7,888,320
  Cardinal Health, Inc.............................   42,000       4,063,500
  Johnson & Johnson................................   84,000       7,347,480
  MedImmune, Inc...................................   59,300(a)    2,127,387
  Merck & Co., Inc.................................  105,000       7,969,500
  Pfizer, Inc......................................  293,900      12,035,205
  Pharmacia Corp...................................   52,500       2,644,425
  St. Jude Medical, Inc............................   70,000       3,769,500
  Tenet Healthcare Corp............................   84,000(a)    3,696,000
  Wellpoint Health Networks, Inc...................   42,000(a)    4,003,020
                                                                ------------
                                                                  62,030,862
                                                                ------------
Hotels & Resorts                              0.50%
  Starwood Hotels & Resorts Worldwide, Inc.........   77,000       2,618,770
                                                                ------------

                                                      Number of
                                                       Shares       Value
                                                      ---------   ----------
Investment Companies                            1.85%
  Nasdaq-100 Index...................................  210,000    $8,221,500
  Semiconductors Holders Trust.......................   35,000     1,452,150
                                                                  ----------
                                                                   9,673,650
                                                                  ----------
Manufacturing                                   2.12%
  Textron, Inc.......................................   34,900     1,983,716
  Tyco International Ltd.............................  210,000     9,078,300
                                                                  ----------
                                                                  11,062,016
                                                                  ----------
Media                                           5.11%
  Comcast Corp., Class A.............................  152,700(a)  6,403,856
  Gemstar-TV Guide International, Inc................   35,000(a)  1,006,250
  Grupo Televisa S.A., GDR...........................   70,000(a)  2,338,700
  McGraw-Hill Cos., Inc. ............................   59,500     3,549,175
  New York Times Co., Class A........................   71,800     2,941,646
  News Corp. Ltd., ADR...............................   70,000     2,198,000
  Viacom, Inc., Class B..............................   73,300(a)  3,223,001
  Walt Disney Co.....................................  175,000     5,005,000
                                                                  ----------
                                                                  26,665,628
                                                                  ----------
Metals                                          0.67%
  Alcoa, Inc.........................................   98,000     3,523,100
                                                                  ----------
Oil & Oil Services                              8.87%
  Baker Hughes, Inc..................................  105,000     3,812,550
  Burlington Resources, Inc..........................   77,000     3,445,750
  Chevron Corp.......................................   63,000     5,531,400
  Enron Corp.........................................  104,900     6,094,690
  Exxon Mobil Corp...................................  132,900    10,764,900
  Kinder Morgan, Inc.................................   35,000     1,862,000
  Santa Fe International Corp........................   52,400     1,703,000
  Talisman Energy, Inc...............................   70,000(a)  2,542,400
  Transocean Sedco Forex, Inc........................   70,000     3,034,500
  USX-Marathon Group.................................  140,000     3,773,000
  Williams Cos., Inc.................................   87,400     3,745,090
                                                                  ----------
                                                                  46,309,280
                                                                  ----------
Railroads                                       0.38%
  Canadian National Railway Co.......................   52,500     1,977,675
                                                                  ----------
Restaurants                                     0.30%
  Wendy's International, Inc.........................   70,000     1,562,400
                                                                  ----------
Retailing                                       7.21%
  CVS Corp...........................................   70,000     4,094,300
  Federated Department Stores, Inc...................   10,500(a)    436,275
  Home Depot, Inc....................................  150,700     6,495,170

                                                      Number of
                                                       Shares       Value
                                                      ---------   ----------
Retailing (continued)
  Kroger Co..........................................  105,000(a) $2,707,950
  Lowe's Cos., Inc...................................   70,000     4,091,500
  Safeway, Inc.......................................   70,000(a)  3,860,500
  Target Corp........................................   70,000     2,525,600
  Wal-Mart Stores, Inc...............................  208,700    10,539,350
  Walgreen Co........................................   70,000     2,856,000
                                                                  ----------
                                                                  37,606,645
                                                                  ----------
Technology                                     14.39%
  Agilent Technologies, Inc..........................   70,000(a)  2,151,100
  AOL Time Warner, Inc...............................  147,000(a)  5,902,050
  Applied Materials, Inc.............................   87,800(a)  3,819,300
  Atmel Corp.........................................  105,000(a)  1,030,312
  Cisco Systems, Inc.................................  280,300(a)  4,432,244
  Citrix Systems, Inc................................   35,000(a)    739,375
  Compaq Computer Corp...............................  140,000     2,548,000
  Corning, Inc.......................................   35,000       724,150
  Cypress Semiconductor Corp.........................   70,000(a)  1,241,100
  Dell Computer Corp.................................  141,000(a)  3,621,937
  Electronic Data Systems Corp.......................   52,500     2,932,650
  EMC Corp...........................................  115,000(a)  3,381,000
  First Data Corp....................................   84,000     5,015,640
  Intel Corp.........................................  281,800     7,414,863
  i2 Technologies, Inc...............................   35,000(a)    507,500
  JDS Uniphase Corp..................................   35,000(a)    645,313
  Lucent Technologies, Inc...........................  147,200     1,467,584
  Microchip Technology, Inc..........................   52,500(a)  1,328,906
  Microsoft Corp.....................................  204,500(a) 11,183,594
  Motorola, Inc......................................   83,800     1,194,988
  Network Appliance, Inc.............................   35,000(a)    588,438
  Oracle Corp........................................  262,300(a)  3,929,254
  QUALCOMM, Inc......................................   52,500(a)  2,972,813
  Siebel Systems, Inc................................   34,900(a)    949,280
  Sun Microsystems, Inc..............................  210,000(a)  3,227,700
  SunGard Data Systems, Inc..........................   35,000(a)  1,723,050
  USinternetworking, Inc.............................   70,050(a)     80,995
  Yahoo!, Inc........................................   21,200(a)    333,900
                                                                  ----------
                                                                  75,087,036
                                                                  ----------
Telecommunications                              7.06%
  ADC Telecommunications, Inc........................  122,500(a)  1,041,250
  AT&T Corp..........................................  210,000     4,473,000
  AT&T Wireless Group................................   87,800(a)  1,684,004
  General Motors Corp., Class H......................  140,000     2,730,000
  Nokia Corp., ADR...................................  128,200     3,076,800

                              Number of
                               Shares          Value
                             -----------    ------------
Telecommunications
 (continued)
  Nortel Networks Corp......     140,000    $  1,967,000
  SBC Communications, Inc...     122,500       5,467,175
  Tele Norte Leste
   Participacoes S.A., ADR..     107,000       1,741,960
  Telephone & Data Systems,
   Inc......................      52,500       4,908,750
  TyCom, Ltd................      52,500(a)      690,375
  Verizon Communications,
   Inc......................     122,500       6,039,250
  WorldCom, Inc.............     161,050(a)    3,009,622
                                            ------------
                                              36,829,186
                                            ------------
Utilities -- Electric &
 Gas                   2.34%
  AES Corp..................      70,000(a)    3,497,200
  Calpine Corp..............      42,000(a)    2,312,940
  Dynegy, Inc...............      35,000       1,785,350
  Exelon Corp...............      70,000       4,592,000
                                            ------------
                                              12,187,490
                                            ------------
    Total Common Stocks.....                 493,074,295
                                            ------------
Unit Investment Trusts 1.70%
  S&P Mid-Cap 400 Depositary
   Receipts.................     105,000       8,862,000
                                            ------------
                              Principal
                               Amount
                             -----------
Short-Term Investment  3.85%
  UBS Financial Corp.,
   5.50%, 4/02/01........... $20,100,000      20,096,929
                                            ------------
    Total Investments -- 100.03%........     522,033,224
    Cash and Other Assets Less
     Liabilities -- (0.03)%.............        (152,795)
                                            ------------
    Net Assets (Equivalent to $8.65 per
     share based on 60,306,062 shares of
     capital stock outstanding) --
      100.00%...........................    $521,880,429
                                            ============

--------
(a) Non-income producing security.

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS
                                March 31, 2001
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           per share
                                   --------------------------  ----------------
Beginning of period: December 31,
 2000............................                $620,354,228           $ 10.32
  Net investment income..........  $    493,353                $  0.01
  Net realized and unrealized
   loss on investments...........   (84,489,823)                 (1.41)
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................   (16,236,260)                 (0.27)
  Net asset value of shares
   issued to shareholders in
   reinvestment of dividends
   resulting in issuance of
   common stock..................     1,758,931                    --
                                   ------------                -------
  Net decrease in net assets/net
   asset value...................                 (98,473,799)            (1.67)
                                                 ------------           -------
End of period: March 31, 2001....                $521,880,429           $  8.65
                                                 ============           =======

-------------------------------------------------------------------------------
                                KEY INFORMATION

1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation in-tended for use in the purchase of shares of the Fund or any securities men-tioned in this report.

PXP 1375                                                              4902-1Q-01
[LOGO OF PHOENIX INVESTMENT PARTNERS]